Mosaic Government Money Market

Semi-annual Report (unaudited)

March 31, 2001

Government Money Market

Letter to Shareholders

The six-month period ended March 31, 2001 saw the effective annual yield of Government Money Market fall to 4.39% from 5.84% in the wake of significant Federal Reserve Bank interest rate drops. These rate decreases are quickly reflected in the yield of money markets, which hold very short-term notes.

Economic Overview

Over the past six months, investors sought a safe haven in fixed income investments as a result of slowing economic growth, declining equity prices, and aggressive Fed easing. Money market funds were a particular favorite of investors, many of whom saw significant losses in their aggressive stock investments.

Throughout the six-month period, few days passed when another company didn’t warn investors about lower sales, reduced earnings, or increased uncertainty in the coming months. Investors reacted by selling stocks, driving the broad stock market indices down sharply, and gravitating instead toward the bond market’s relative security. With most economic sectors posting weak quarter-over-quarter comparisons, we expect GDP growth in the first quarter of 2001 to come in between zero and the 1% revised rate of fourth quarter 2000 growth. The capital goods/technology sector has been particularly hard hit, and inventories have not yet corrected sufficiently to put demand and supply back into balance. The Fed, perhaps surprised by this rapid slowdown, pursued an aggressive course of easing, reducing the Fed Funds target rate in three 50 basis point increments through March 31, 2001, totaling 150 basis points.

Outlook

Although there is clear evidence that the economy remains weak, with the Fed maintaining its easing mode, we are watching for signs that the economy is stabilizing. While inflation tends to lag the economic cycle, and should begin heading down soon, the reported CPI numbers remain stubbornly high. And despite softening energy prices, both the CPI and Core CPI continue to advance at higher rates. Nevertheless, corporate earnings, which have fallen throughout the period, strongly point to the depth of the weakening economy, which will likely result in further rate cuts from the Fed. Any additional rate cuts will reduce your fund’s yield, but not its fundamental position of safety in an unsure economic environment.

Sincerely,

(signature)

Christopher C. Berberet, CFA
Vice President

Statement of Net Assets (unaudited)

	PRINCIPAL AMOUNT	VALUE
U.S. Government Agency Obligations: 98.6% of net assets
Federal Farm Credit Bank, 5.29%, 4/06/01	3,000,000	$2,998,247)
Federal Farm Credit Bank, 5.45%, 4/10/01	2,000,000	1,997,605)
Federal Home Loan Bank, 5.20%, 5/16/01	2,250,000	2,235,865)
Federal Home Loan Mortgage Corp, 5.29%, 4/03/01	2,000,000	1,999,708)
Federal Home Loan Mortgage Corp, 4.93%, 4/24/01	3,500,000	3,489,519)
Federal Home Loan Mortgage Corp, 4.98%, 5/01/01	1,750,000	1,743,022)
Federal Home Loan Mortgage Corp, 4.72%, 5/04/01	1,000,000	995,822)
Federal Home Loan Mortgage Corp, 4.93%, 5/08/01	2,000,000	1,990,200)
Federal Home Loan Mortgage Corp, 5.22%, 5/10/01	2,000,000	1,989,107)
Federal Home Loan Mortgage Corp, 4.73%, 5/15/01	1,000,000	994,387)
Federal Home Loan Mortgage Corp, 4.71%, 5/22/01	1,250,000	1,241,875)
Federal Home Loan Mortgage Corp, 4.89%, 5/31/01	1,750,000	1,736,147)
Federal National Mortgage Association, 5.44%, 4/05/01	2,000,000	1,999,103)
Federal National Mortgage Association, 5.48%, 4/12/01	1,000,000	998,497)
Federal National Mortgage Association, 5.34%, 4/19/01	1,750,000	1,745,637)
Federal National Mortgage Association, 5.44%, 4/26/01	2,000,000	1,992,840)
Federal National Mortgage Association, 5.18%, 4/27/01	1,500,000	1,494,646)
Federal National Mortgage Association, 5.16%, 5/03/01	2,000,000	1,991,217)
Federal National Mortgage Association, 4.88%, 5/24/01	2,500,000	2,482,558)
Federal National Mortgage Association, 4.77%, 6/14/01	1,250,000	1,238,036)
Federal National Mortgage Association, 4.59%, 6/21/01	3,500,000	3,464,078)
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $40,818,116)		$40,818,116)
REPURCHASE AGREEMENT: 1.5% of net assets
With Morgan Stanley Dean Witter and Company issued 3/30/01 at 5% due 4/2/01 collateralized by $660,489 in United States Treasury Bonds due 8/31/02. Proceeds at maturity are $648,270. (cost $648,000))		648,000)
TOTAL INVESTMENTS (cost $41,466,116)+		$41,466,116)
CASH AND RECEIVABLES LESS LIABILITIES: (0.1)% of net assets		(61,724)
NET ASSETS: 100%	)	$41,404,392)
CAPITAL SHARES OUTSTANDING	)	41,404,492)
NET ASSET VALUE PER SHARE	)	$1.00)

Notes to Statement of Net Assets:

+ Aggregate cost for federal income tax purposes as of March 31, 2001.

Statements of Operations (unaudited)

  For the six month period ended March 31, 2001

INVESTMENT INCOME (Note 1)
Interest income	$1,264,882
EXPENSES (Notes 3 and 4)
Investment advisory fees	102,646
Administrative and professional expenses	78,011
Total expenses	180,657
NET INVESTMENT INCOME	1,084,225
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,084,225

Statements of Changes in Net Assets (unaudited)

  For the periods indicated

	Six Months Ended March 31, 2001	Year Ended September 30, 2000
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$01,084,225)	$02,248,986)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,084,225)	(2,248,986)
CAPITAL SHARE TRANSACTIONS (Note 5)	(645,964)	(1,294,318)
TOTAL DECREASE IN NET ASSETS	(645,964)	(1,294,318)
NET ASSETS
Beginning of period	$42,050,356)	$43,344,674)
End of period	$41,404,392)	$42,050,356)

Financial Highlights (unaudited)

 Selected data for a share outstanding for the periods indicated.

	Six Months Ended Mar. 31	Year Ended Sept. 30,	Year Ended Sept. 30,	Year Ended Mar. 31,	Six Months Ended	Year Ended
	2001	2000	1999	1998	1997	1997
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.05	0.04	0.05	0.02	0.04
Less distributions from net investment income	(0.03)	(0.05)	(0.04)	(0.05)	(0.02)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	2.66	5.24	4.19	4.76	2.33	4.38
Ratios and supplemental data
Net assets, end of period (thousands)	$41,404	$42,050	$43,345	$46,512	$50,793	$54,687
Ratio of expenses to average net assets (%)	0.88[1]	0.88	0.88	0.87[2]	0.90[1]	1.05
Ratio of net investment income to average net assets (%)	5.26[1]	5.13	4.11	4.66[2]	4.58[1]	4.29

1 Annualized.
2 Had a portion of expenses not been waived for the year ended 1998 the ratio of expenses and net investment income to average net assets would have been 0.88% and 4.65%, respectively.

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Government Money Market (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued and guaranteed by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Fiscal Year: Effective April 1, 1997, the Fund changed its fiscal year end to September 30.

Securities Valuation: The Fund uses the amortized cost method of valuation whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Other income is accrued as earned.

Distribution of Income: Net investment income, determined as gross investment income less expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fee and Other Transactions with Affiliates. The Investment Advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (“the Advisor”), earns an advisory fee equal to 0.5% per annum of the average net assets of the Fund. The fee is accrued daily and paid monthly.

The Advisor will reimburse the Fund for the amount of any expenses of the Fund (less certain excepted expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Advisor for the six-months ended March 31, 2001.

4. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. The fee equals 0.38%. The fee is accrued daily and paid monthly.

The Advisor is responsible for the fees and expenses of Trustees who are affiliated with the Advisor and for certain promotional expenses.

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars and shares) were as follows:

	Six Months Ended March 31, 2001	Year Ended Sept. 30, 2000
Shares sold	10,228,717)	34,866,208)
Shares issued in reinvestment of dividends	1,046,833)	2,162,961)
Total shares issued	11,275,550)	37,029,169)
Shares redeemed	11,921,514)	38,323,487)
Net decrease	(645,964)	(1,294,318)

The Mosaic Family of Mutual Funds

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Growth Fund
  Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust

  Mosaic Government Fund
  Mosaic Intermediate Income Fund
  Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust

  Mosaic Tax-Free Arizona Fund
  Mosaic Tax-Free Maryland Fund
  Mosaic Tax-Free Missouri Fund
  Mosaic Tax-Free Virginia Fund
  Mosaic Tax-Free National Fund
  Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by Mosaic Funds Distributor, LLC in any jurisdiction in which such offering may not be lawfully made.

Transfer Agent
Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
888-670-3600

Shareholder Service
Toll-free nationwide: (888) 670 3600
Mosaic Tiles (24 hour automated information)
Toll-free nationwide: (800) 336 3063

Mosaic Funds
6411 Mineral Point Road
Madison, Wisconsin 53705
www.mosaicfunds.com

SEC File Number 811-2910